Other liabilities	12 Months Ended
Dec. 31, 2017
Other liabilities

44 Other liabilities

	2017	20161)
Payables due to policyholders	1,184	1,337
Payables due to brokers and agents	385	428
Payables out of reinsurance	3,010	2,443
Social security and taxes payable	125	125
Investment creditors	1,228	1,437
Cash collateral on derivative transactions	2,335	2,841
Cash collateral on securities lended	3,277	3,633
Cash collateral - other	43	50
Repurchase agreements	1,373	1,489
Commercial paper	72	128
Bank overdrafts	2	1
Other creditors	2,174	3,067
At December 31	15,208	16,978

Current	14,992	16,101
Non-current	216	877
[1]	Certain amounts within Other liabilities in 2016 have been reclassified to conform to the current year presentation as certain accounts were previously not mapped correctly to the line items disclosed in this note. These reclassifications are not considered material as these reclassifications had no effect on net income, shareholders’ equity and earnings per share, nor on the total of other liabilities of EUR 16,978 reported in 2016. Reclassifications affected all items, except for Commercial paper and Bank overdrafts.

The carrying amounts disclosed reasonably approximate the fair values at year-end, given the predominantly current nature of the other liabilities.

Aegon N.V [member]
Other liabilities	17 Other liabilities Loans from and payables to group companies have a maturity of less than one year. Other includes derivatives with negative fair values of EUR 97 million (2016: EUR 233 million).